Q2 2026 Earnings August 11, 2026

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the Company's future performance. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will,” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. These statements involve risks and uncertainties and Cardinal’s actual results could differ materially from the results expressed or implied by such forward-looking statements. The potential risks, uncertainties and other factors that could cause actual results to differ from those expressed by the forward-looking statements in this press release include, but are not limited to, difficulty in sustaining rapid revenue growth, which may place significant demands on Cardinal’s administrative, operational and financial resources, fluctuations in Cardinal’s revenue and the concentration of Cardinal’s business in the Southeastern United States, expectations regarding future growth, backlog, customer demand, Cardinal's ability to integrate new acquisitions and execute on Cardinal's overall strategy. Cardinal has based these forward-looking statements largely on its current expectations and projections regarding future events and trends that it believes may affect its business, financial condition and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors described in the section entitled “Risk Factors” in Cardinal’s Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”) and Cardinal's other filings with the Securities and Exchange Commission. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Cardinal cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those projected in the forward-looking statements. Although forward-looking statements reflect the good faith beliefs of Cardinal’s management at the time they are made, forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Cardinal undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, unless required by law. These cautionary statements qualify all forward-looking statements attributable to Cardinal or persons acting on its behalf. Forward- Looking Statements

Non-GAAP Financial Measures We present our results of operations in a way that we believe will be the most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of our financial measures are not prepared in accordance with generally accepted accounting principles (“Non-GAAP”). For example, in this presentation, we present Adjusted Gross Profit, Adjusted Gross Profit Margin, EBITDA, Adjusted EBITDA, EBITDA Margin and Adjusted EBITDA Margin, all of which are Non-GAAP financial measures as defined in the Company’s most recent Form 10-Q. These Non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be substitutes for any GAAP financial measures, including net income, and, as calculated, may not be comparable to companies in other industries or within the same industry with similarly titled measures of performance. See “Appendix A” for a discussion of the Non-GAAP financial measures and a reconciliation to the most comparable GAAP financial measure. Key Performance Indicators In addition to the foregoing non-GAAP financial measures, management uses backlog as a key performance metrics to assess future revenue visibility and anticipate business activity. Backlog develops as a result of new awards, which represent the potential revenue value realizable pursuant to new project commitments received by us during a given period. Backlog is measured and defined differently by companies within our industry. We refer to “backlog” as the unearned revenue we expect to earn in future periods on our executed contracts. As the construction on our projects progresses, we increase or decrease backlog to take into account newly signed contracts, revenue earned during the period and our estimates of the effects of changes in estimated quantities, changed conditions, change orders and other variations from previously anticipated contract revenues, including completion penalties and incentives. In the event of a project cancellation, termination or scope adjustment, we typically have no contractual right to the total revenues reflected in our backlog. The timing of contract awards, duration of large new contracts and the mix of services, subcontracted work and material in our contracts can significantly affect backlog reporting. We cannot guarantee that the revenue projected in our backlog will be realized, or if realized, will result in earnings. Given these factors, our backlog at any point in time may not accurately represent the revenue that we expect to realize during any period, and our backlog as of the end of a fiscal year may not be indicative of the revenue we expect to earn in the following fiscal year. Given that backlog is an operational measure and that the Company’s methodology for calculating backlog does not meet the definition of a non-GAAP financial measure, a quantitative reconciliation is not required or provided. Non-GAAP Financial Measures & Key Performance Indicators

Q2 2026: Record Revenue and Backlog Fuel Higher Outlook

Revenue
$226.9M
+114% YoY; +64% organic
YTD +110%

Net Income
$11.1M
+18% YoY
YTD +41%

Gross Profit & Margin
$24.5M | 10.8%
YTD +100% **YTD 12.5%**

Adj. Gross Profit & Margin (1)
$36.0M | 15.9%
YTD +80% **YTD 17.8%**

EBITDA & Margin (1)
$25.2M | 11.1%
YTD +45% **YTD 12.5%**

Adj. EBITDA & Margin (1)
$28.1M | 12.4%
YTD +60% **YTD 13.9%**

- **Acquisition of Allied Paving Bolsters ALGC Position**
  Our 9th acquisition since 2021 and 3rd acquisition of 2026
  Meaningfully accretive transaction purchased at ~5.5x adj. EBITDA
- **Continued Market Share Gains Driving Results**
  Revenue growth broad-based across commercial and industrial, commercial retail and residential end markets
  Winning larger, more complex projects and new-logo customers as reputation for speed and self-performed delivery builds
- **Backlog of $866M at June 30; +35% YoY**
  Reflecting key project wins across a robust bidding environment
- **Adjusting Full Year 2026 Outlook**
  Revenue guidance raised to $880 million - $900 million; +95% growth from 2025 at the midpoint
  Adj. EBITDA margin range moves to 16-18% on one-time growth costs recognized in Q2 and accelerated investments in organizational and corporate maturity

1) See "Non-GAAP Financial Measures" in the appendix for definitions and reconciliations to the most directly comparable GAAP measures.

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Allied Paving Acquisition

Allied Paving verticalizes ALGC's Atlanta operations supporting synergy-driven margin capture across Atlanta and North Georgia.

COMPANY OVERVIEW

- Heavy site and roadway construction specialist
- Serves municipal, commercial, and residential development across Atlanta and broader North Georgia
- Founder-owned and operated, with a safety-driven culture and seasoned crews

Allied PAVING CONTRACTORS INC


UNIVERSITY OF GEORGIA

STRATEGIC RATIONALE

- Executed by local management through Cardinal's proven, tuck-in playbook
- In-house paving shortens project timelines and captures project margin
- Deepens density in one of the Southeast's fastest-growing construction markets

TRANSACTION SUMMARY

- Annual revenue: **$108M**
- Adj. EBITDA margin: **20.3%** (1)
- EV / EBITDA purchase multiple: **5.5x** (1)

PROVEN CARDINAL EXECUTION

9 Acquisitions since 2021	**3** Markets entered via M&A	**$420M+** In annual pro-forma acquired revenue	**~90** Day average integration

1) See "Non-GAAP Financial Measures" in the appendix for definitions and reconciliations to the most directly comparable GAAP measure. Pro forma acquired revenue was prepared by combining the estimated financial results for Allied for the full fiscal year ended December 31, 2026, as if the transaction had closed as of the first day of the fiscal year.

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+114% Total +64% Organic 12.4% Adj. EBITDA Margin +43% Q2 2026: Scaling the Platform 64% organic growth, plus contributions including ALGC and Piedmont Pipe Robust bidding environment across end markets supporting growth Strong traction on end-market diversification efforts across the footprint Year-to-date revenues +110% or $394.4 million New project awards this quarter spanned a broad range of end markets, across commercial and industrial site work including mission-critical, retail, manufacturing as well as residential One-time subcontractor/rental costs and shifts in project deployment schedules dragged on Q2 performance Weather disruptions in Georgia further impacted results Year-to-date adjusted EBITDA of $54.9 million, +60%; Adjusted EBITDA margin of 13.9% 1) See “Non-GAAP Financial Measures” in the appendix for definitions and reconciliations to the most directly comparable GAAP measures. +35% (1)

Updating Full-Year 2026 Outlook

2026 Consolidated Revenue Guidance	2026 Adj. EBITDA Margin Target
$880M – $900M	**16% - 18%**

- Q2 revenue accelerated to +114% YoY; H1’26 revenues +110%
- Record backlog of $866M (+35% YoY) lends strong visibility through H2’26 and beyond
- Contributions from ALGC, Piedmont Pipe, and now Allied Paving

- Reflects one-time incremental subcontracted labor and equipment costs in not-yet-turnkey markets in Q2
- Includes assumed step up in general & administrative expense in H2’26 to support significant customer demand, platform growth
- Medium-term target unchanged at low-20s% as new markets reach full self-performance
- Full-year Adjusted EBITDA dollars exceed original plan despite lower margin rate, given strong YTD performance

1) See “Non-GAAP Financial Measures” in the appendix for definitions and reconciliations to the most directly comparable GAAP measures.
NOTE: Guidance reflects management's current estimates and is forward-looking. Actual results may differ materially.

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Investment Thesis Cardinal is a differentiated, high-growth infrastructure services platform positioned to capture the multi-decade buildout of the Southeastern United States I Differentiated Turnkey Model One of the few scaled, full-service site prep providers in the Southeast. 97% of revenue from negotiated contracts, reflecting pricing power and customer preference for speed and quality. II Proven, Repeatable, Growth Flywheel A repeatable four-step market entry model: launch in residential, vertically integrate, expand into commercial/DOT and expand into adjacent markets. Now operating across Raleigh, Charlotte, Greensboro and Atlanta and surrounding areas. III Powerful Secular Tailwinds Structural demand from Southeastern population growth, corporate reshoring, manufacturing + data center buildout and NC DOT improvement plan through 2033 creates durable, multi-cycle demand across end markets. IV Highly Visible Revenue $866M backlog as of 06/30/26 with ~80% of revenue from repeat customers and diversification across residential, commercial and industrial, DOT/municipal and paving end markets. V Industry-Leading Financial Profile FY’25 results reflect 45% revenue growth, 21.1% Adj. Gross Profit Margin and 17.9% Adjusted EBITDA Margin. Cardinal leads public peers on revenue CAGR and backlog/revenue ratio, and offers top-tier Adj. EBITDA margins VI Management Aligned, Proven Team Founder-led management team with 30+ years of infrastructure and construction experience, remaining the largest shareholders post-IPO. 1) See “Non-GAAP Financial Measures” in the appendix for definitions and reconciliations to the most directly comparable GAAP measures. NOTE: Repeat customers defined as customers with billings in more than one FY. Metric based on 2024 to 2025 billings.

Integrity from the ground up

This presentation contains references to “Adjusted Gross Profit,” “Adjusted Gross Profit Margin,” “EBITDA,” “Adjusted EBITDA,” and “Adjusted EBITDA Margin” financial measures which are, in each case, Non-GAAP financial measures. Adjusted Gross Profit: We define Adjusted Gross Profit as total revenue less cost of sales, exclusive of depreciation and amortization. Adjusted Gross Profit Margin represents Adjusted Gross Profit as a percentage of total revenue. Adjusted Gross Profit Margin: We define Adjusted Gross Profit Margin represents Adjusted Gross Profit as a percentage of total revenue. Adjusted EBITDA: We define EBITDA as net income for the period adjusted for interest expense, net income tax expense, depreciation and amortization expense. Adjusted EBITDA further adjusts EBITDA for certain expenses associated with non-cash stock-based compensation and non-routine transactions. Adjusted EBITDA Margin: We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of revenue Organic Revenue Growth: We define organic revenue growth as the difference between current year and prior year revenues less the impact of acquired or divested companies in the past 12 months Non-GAAP Financial Measures

Non-GAAP Financial Measure Reconciliations GAAP Revenue Growth   Acquisitions   Divestitures   Non-GAAP Organic Revenue Growth 114% – 50% + 0% = 64% The table directly below reconciles Adjusted Gross Profit to Gross Profit, the most directly comparable to GAAP measure and shows Gross Profit calculated as revenues less cost of revenues (excluding depreciation and amortization) and depreciation and amortization expense. While Gross Profit is not presented as a separate line item or subtotal in our audited financial statements for the quarters ended June 30, 2026, and 2025, we present Gross Profit in the below table solely to facilitate the reconciliation of Adjusted Gross Profit, a non-GAAP measure, to the most directly comparable GAAP measure. We define Organic revenue growth or organic growth as the difference between total current and prior year sales less the impact of companies acquired and divested in the past three months divided by prior year sales. This non-GAAP measure, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of the acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods. The following table provides a reconciliation of GAAP Revenue Growth, the most closely comparable GAAP financial measure, to Non-GAAP Organic Revenue Growth:

Non-GAAP Financial Measure Reconciliations (1) Represents transaction fees and acquisition-related costs incurred in connection with acquisitions and planned acquisitions. (2) Represents costs associated with legal matters in which the Company is a defendant. (3) Represents certain consulting and recruiting costs related to acquisitions and public company readiness. (4) Represents revenue impact from customer claims. (5) Represents financing and extinguishment-related expenses. (6) Represents Tax Receivable Agreement Liability Remeasurement losses recognized in other expense, net. (7) Represents certain other gains and charges that we do not believe reflect our underlying business performance. (8) Calculated as a percentage of revenue. We define EBITDA as net income for the period adjusted for interest expense, net income tax expense, depreciation and amortization expense. Adjusted EBITDA further adjusts EBITDA for certain expenses associated with non-cash related stock-based compensation and non-routine transactions. We define EBITDA Margin as EBITDA as a percentage of revenue, and Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of revenue. The following table provides a reconciliation of net income and net income margin, the most closely comparable GAAP financial measure, to EBITDA, Adjusted EBITDA, EBITDA Margin and Adjusted EBITDA Margin: